Exhibit 99.3
(Unaudited Pro Forma Financial Statements)

Unaudited Pro Forma Financial Statements

Effective May 31, 2007, Natural Nutrition, Inc., a Nevada corporation (the “Company”) closed on a purchase agreement (the “Purchase Agreement”) with Nesracorp. Inc., a company organized under the laws of Canada (the “Vendor”) pursuant to which the Company purchased from the Vendor, and the Vendor sold, assigned transferred and conveyed to the Company, all of Vendor’s right, title, benefit and interest in (a) all of the then outstanding principal and interest accrued thereon (the “Indebtedness”) owed to the Vendor by Interactive Nutrition International, Inc. (“INII”), a company organized under the laws of Canada and a wholly-owned subsidiary of the Company, under a promissory note in the original principal amount of Fifteen Million Canadian Dollars (Cdn$15,000,000) issued (in part) by INII to the Vendor on March 31, 2004 (the “Subsidiary Note”) and (b) a general security agreement, of even date with the Subsidiary Note, and a share pledge agreement, of even date with the Subsidiary Note, both granted concurrently by INII and its shareholder, the Company (as successor in interest to the now defunct Bio One Corporation) in connection with the Indebtedness (together, both instruments are hereinafter referred to as the “Security”) for a purchase price equal to (i) Seven Million Six Hundred Fifty Thousand Canadian Dollars (Cdn$7,650,000) and (ii) the execution by the Company of that certain Mutual Release.  The Company and the Vendor entered into an Assignment and Conveyance (“Assignment”), of even date with the Purchase Agreement, in order to properly effectuate the assignment by the Vendor to the Company of all of the right, title, benefit and interest in and to the Purchased Assets, which such Purchased Assets include, without limitation, the Indebtedness, the Security and all loan, security and other documentation relating to the Indebtedness and the Security purchased under the Purchase Agreement.  The Company and the Vendor executed the Purchase Agreement, the Mutual Release and the Assignment on May 25, 2007, however they closed the transactions upon the execution of the SPA on May 31, 2007.

The unaudited pro forma consolidated balance sheet combines the historical balance sheets of the Company and INII as if the transaction had taken place on March 31, 2007. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and for the three month period ended March 31, 2007 combine the historical statements of operations of the Company and INII as if the transaction had taken place at the beginning of each reporting period. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the transaction and (ii) factually supportable. In addition, with respect to the statements of operations, the pro forma events must be expected to have a continuing impact on the combined results.

This information should be read in conjunction with (i) the accompanying notes to the unaudited pro forma consolidated financial statements, (ii) the Company’s separate historical audited financial statements as of and for the year ended December 31, 2006, included in its Annual Report on Form 10-KSB previously filed with the U.S. Securities and Exchange Commission ("SEC"), and (iii) the Company’s separate historical financial information as of and for the three month period ended March 31, 2007, included in its Quarterly Report on Form 10-QSB previously filed with the SEC.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the transaction been completed as of the date indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the Company after the transaction.

The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions, all as more fully described in the notes to the unaudited pro forma financial statements, and may be revised as additional information becomes available.

NATURAL NUTRITION, INC. AND SUBSIDIARIES
(Formerly CSI Business Finance, Inc.)

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDING DECEMBER 31, 2006

	Natural Nutrition,			Pro Forma Adjustments			Pro Forma
	Inc.	INII, Inc.		Debit		Credit	Combined
REVENUE
Sales revenue	$-	$13,576,635					$13,576,635
Lease and fee income	132,755	-					132,755
Trading gains (losses)	(168,398)	-					(168,398)
Dividends and interest income	644,675	-					644,675
Total revenue	609,032	13,576,635					14,185,667

OPERATING EXPENSES
Cost of sales revenue	-	9,904,147	1	88,150			9,992,297
Selling, general and administrative expenses	1,441,989	1,549,058	1	548,350			3,539,397
Interest expense	1,219,718	-					1,219,718
Total operating expenses	2,661,707	11,453,205					14,751,412

OPERATING INCOME(LOSS)	(2,052,675)	2,123,430					(565,745)

OTHER (INCOME) EXPENSE
Net change in fair value of derivatives	(27,874)	-					(27,874)
Interest expense	-	864,633	3	1,115,147	2	716,540	1,263,240
Minority interest			4	73,375			73,375
Loss on extinguishment of debenture receivable	639	-					639
Interest, other income and expense	(46,972)	-					(46,972)
Receivership items	-	124,363			5	124,363	-
Total other (income) expense	(74,207)	988,996					1,262,408

Income (loss) before provision for income taxes	(1,978,468)	1,134,434					(1,828,153)

Income taxes	-	471,367	6	27,144			498,511
Foreign exchange translation	-	26,532					26,532

NET INCOME(LOSS) APPLICABLE TO COMMON SHARES	$(1,978,468)	$636,535					$(2,353,196)

Basic and diluted loss per share	$(0.25)						$(0.30)

Weighted shares outstanding - basic and diluted	7,798,198						7,798,198

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ending December 31, 2006

1 - Depreciation effect of basis step up of assets to FMV based on appraisal.

2 - Elimination of interest expense on the Nesracorp note.

3 - Recording of interest expense on the new borrowing for acquisition.

4 - Recording of 10% minority interest.

5 - Elimination of receivership expenses.

6 - Adjustment of tax effect for the elimination of receivership expenses.

See Notes to the Unaudited Pro Forma Financial Statements

NATURAL NUTRITION, INC. AND SUBSIDIARIES
(Formerly CSI Business Finance, Inc.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2007

	Natural Nutrition,			Pro Forma Adjustments			Pro Forma
	Inc.	INII, Inc.		Debit		Credit	Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$89,540	$701,754	4	1,070,910			$1,862,204
Accounts receivable	-	1,875,791	7	539,918			2,415,709
Inventory	-	2,487,328					2,487,328
Notes receivable	1,978,142	-					1,978,142
Investment in marketable securities	702,782	-					702,782
Due from affiliate	113,244	-					113,244
Prepaid expenses, deferred financing costs and other current assets	112,737	268,879					381,616
Total current assets	2,996,445	5,333,751					9,941,024

NONCURRENT ASSETS
Note receivable - INII			4	7,064,695	9	7,064,695	-
Investments	9,462,958	-			6	8,008,237	25,000
					7	539,918
					8	889,804
Fixed assets, net	4,292	848,859	3	1,289,610	2	848,859	1,293,902
Deferred financing costs	-	-	4	153,000			153,000
Goodwill			5	9,638,931			9,638,931
Intellectual property	-	12,954,000			5	8,633,569	4,320,431

TOTAL ASSETS	12,463,695	$19,136,611					$25,372,289

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued liabilities and other current liabilities	$260,273	$1,772,681					$2,032,955
Income taxes payable - current	-	2,193,662					2,193,662
Total current liabilities	260,273	3,966,343					4,226,617

Debenture payable - net of discount of $331,094	15,297,105	-					15,297,105
Secured convertible note payable (net of discount of $2,185,159)	-	-			4	7,107,735	7,107,735
Deferred income taxes payable	-	831,505					831,505
Note payable	-	9,603,750	5	2,539,055			-
			9	7,064,695
Capital lease payable and other long-term liabilities	-	160,349					160,349
Derivative liability	210,622	-			4	1,180,870	1,391,492
Accrued interest payable	896,934	-					896,934
Total liabilities	16,664,934	14,561,947					29,911,738

Minority interest					1	551,594	551,594

COMMITMENTS AND CONTINGENCIES	-	-					-

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.01 par value; 10,000,000 shares authorized
Preferred stock Series A Convertible $0.01 par value; 100,000 shares authorized, 94,443 shares issued and outstanding and no liquidation or redemption value	944	-					944
Common stock, par value $0.001; 10,000,000,000 shares authorized; 12,737,983 issued and outstanding	12,738	-					12,738
Share capital	-	87	1	87			-
Additional paid-in capital	202,697	-	2	848,859	1	4,574,663	202,697
					3	1,289,610
					5	3,544,417
			6	8,008,237
			1	551,594
Retained earning (deficit)	(4,417,618)	3,941,189	1	3,941,189			(5,307,422)
			8	889,804
Other comprehensive income	-	633,387	1	633,387			-
Total shareholders' deficit equity (deficit)	(4,201,239)	4,574,663					(5,091,043)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$12,463,695	$19,136,611		44,233,971		44,233,971	$25,372,289

Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007

1 - Reclass INII equity to Additional paid-in capital and set up minority interest

2 - Reclass net book value of fixed assets to Additional paid-in capital.

3 - Record fixed assets at appraised value.

4 - Record debt incurred for the acquisition of INII.

5 - Reclass to Additional paid-in capital the reduction in the note payable to Nesracorp for the amount paid to acquire the note by Natural Nutrition, Inc. and to reduce Intellicual property to appraised value.

6 - Eliminate the investment in INII on the books of Natural Nutrition, Inc.

7 - Reduce the investment in INII for proceeds received from sale.

8 - To expense 10% equity interest in INII received by an affiliated company for services rendered.

9 - Eliminate intercompany notes receivable / payable.

See Notes to the Unaudited Pro Forma Financial Statements

NATURAL NUTRITION, INC. AND SUBSIDIARIES
(Formerly CSI Business Finance, Inc.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED
MARCH 31, 2007

	Natural Nutrition,			Pro Forma Adjustments			Pro Forma
	Inc.	INII		Debit		Credit	Combined
REVENUE
Sales revenue	$-	$3,902,154					$3,902,154
Fee income	2,965	-					2,965
Trading gains (losses)	3,285	-					3,285
Dividends and interest income	81,217	-					81,217
Total revenue	87,467	3,902,154					3,989,621

OPERATING EXPENSES
Cost of sales revenue	-	3,008,336	1	22,038			3,030,374
Selling, general and administrative expenses	374,113	338,962	1	137,088			850,163
Interest expense	249,910	-					249,910
Total operating expenses	624,023	3,347,298					4,130,447

OPERATING INCOME(LOSS)	(536,556)	554,856					(140,826)

OTHER (INCOME) EXPENSE
Net change in fair value of derivative	40,368	-					40,368
Interest and other income	(9,519)	-					(9,519)
Interest expense		302,754	3	278,787	2	179,135	402,406
Receiver items	-	36,000			5	36,000	-
Minority interest	-	-	4	14,536			14,536
Total other expense	30,849	338,754					447,791
							-
Income (loss) before provision for income taxes	(567,405)	216,102					(588,617)
							-
INCOMETAX PROVISION	-	98,888	6	7,858			106,746
NET INCOME(LOSS) APPLICABLE TO COMMON SHARES	$(567,405)	$117,214					$(695,363)

Net loss per share for basic and diluted	$(0.04)						$(0.05)

Weighted shares outstanding for basic and diluted	12,759,712						12,759,712

Notes to the Unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2007

1 - Depreciation effect of basis step up of assets to FMV based on appraisal.

2 - Elimination of interest expense on note from the settlement of the Nesracorp note.

3 - Recording of interest expense on the new borrowing for acquisition.

4 - Recording of 10% minority interest.

5 - Elimination of receivership expenses.

6 - Adjustment of tax effect for the elimination of receivership expenses.

See Notes to the Unaudited Pro Forma Financial Statements